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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2002

Mothers Work, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

456 North Fifth Street
Philadelphia, Pennsylvania 19123
(Address of principal executive offices)

(215) 873-2200

(Registrant's telephone number, including area code)

Item 5—Other Events.

        On July 15, 2002, Mothers Work, Inc. issued a press release announcing its operating results for the third quarter of fiscal 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7—Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release issued by Mothers Work, Inc. on July 15, 2002

Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOTHERS WORK, INC.
Date: July 16, 2002	By:	/s/ REBECCA C. MATTHIAS Rebecca C. Matthias President and Chief Operating Officer

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  Item 5—Other Events.
  Item 7—Financial Statements, Pro Forma Financial Information and Exhibits.
Signatures